SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 13, 2006


                               Refac Optical Group
             (Exact name of registrant as specified in its charter)


               DELAWARE                    001-12776           13-1681234
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    (State or other jurisdiction of       (Commission       I.R.S. Employer
    incorporation or organization)        File Number)    Identification No.)

        ONE BRIDGE PLAZA, SUITE 550, FORT LEE, NEW JERSEY          07024
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             (Address of principal executive offices)            (Zip Code)

                                 (201) 585-0600
         -------------------------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets.

         On July 13, 2006, OptiCare Health Systems, Inc. ("OptiCare"), a Delaware corporation and wholly-owned subsidiary of Refac Optical Group, a Delaware corporation ("Refac"), sold its managed vision business (the "Business") to a wholly-owned subsidiary of Centene Corporation, pursuant to the Stock Purchase Agreement (the "Agreement"), among the parties, dated as of April 24, 2006. In connection with the transaction, OptiCare received a cash purchase price of $8.8 million, subject to certain post-closing adjustments. Of such amount, $1 million will be held in escrow until the first anniversary of the closing to satisfy OptiCare's indemnification obligations under the Agreement. Such obligations are generally subject to a cap on liability of $1,000,000, subject to certain exceptions. Refac has guaranteed the payment and performance of OptiCare's obligations under the Agreement.

         The Business, based in Rocky Mount, North Carolina, contracts with insurers, employer groups, managed care plans, HMOs and other third-party payors to manage claims payment and other administrative services of eye health benefits in 15 states. Further information regarding the transaction is included in the Agreement, which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by Refac on April 28, 2006.

         On July 13, 2006, Refac issued a press release announcing the closing of the transaction. The press release is furnished herewith as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits.

(d) Exhibits:

         See attached exhibit index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REFAC OPTICAL GROUP

Dated: July 13, 2006                        By: /s/ Robert L. Tuchman
                                                --------------------------------
                                            Name:  Robert L. Tuchman
                                            Title: Senior Vice President

EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated July 13, 2006